SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         OCTOBER 16, 2006
                          Date of Report
                (Date of Earliest Event Reported)

                       NEW YORK NETWORKS, INC.
      (Exact Name of Registrant as Specified in its Charter)

                  CALIPER ACQUISITION CORPORATION
                    (Former Name of Registrant)

                         1504 R Street, NW
                         Washington DC 20009
               (Address of Principal Executive Offices)

                            202/387-5400
                     (Registrant's Telephone Number)

  Delaware                   0-29695		      52-2217568
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)


ITEM 5.03 Amendment to Articles of Incorporation

     On September 26, 2006, the shareholder of the Corporation and the Board of Directors authorized the change of the name of the Company to New York Networks, Inc. The Company was originally formed as Caliper Acquisition Corporation and changed its name to Injet Corporation in 2002.

     On October 13, 2006, the State of Delaware recorded such change in the corporate charter of the Company on file with state and so notified the Company on October 16, 2006.


ITEM 9.01      Exhibits

       3.0  Certificate of Amendment


                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                              NEW YORK NETWORKS, INC.


                                              /s/ James M. Cassidy
                                               President
Date: 10/19/2006